EXHIBIT 10.1

           AMENDMENT NO. 2 TO STOCKHOLDERS' AGREEMENT

     Amendment No. 2 dated as of April 15, 1998 to the
Stockholders' Agreement dated as of March 12, 1993, as amended
October 29, 1997 (the "Stockholders' Agreement"), among Norton
Garfinkle, The G/N Garfinkle Trust, Bruce F. Failing, Jr., The
Failing Trust, and Elizabeth Z. Failing.

                      W I T N E S S E T H:

     WHEREAS, the parties hereto are parties to the Stockholders'
Agreement, whereunder they have agreed to certain rights and restrictions with respect to the common stock, $.01 par value, of Electronic Retailing Systems International, Inc., a Delaware corporation (the "Company"), held thereby, as well as certain other obligations with respect to the Company; and

     WHEREAS, the parties hereto desire to modify certain terms of the Stockholders' Agreement in accordance with this Amendment No.
2;

     NOW, THEREFORE, in consideration of the mutual premises and agreements hereinafter set forth, the parties hereto hereby agree as follows:

1. Paragraph 5 of the Stockholders' Agreement is hereby amended so that it provides as follows:

          5. Board of Directors. As stockholders of the Company, Garfinkle and Failing will vote all of their shares of Common Stock, and/or use their best efforts to cause their Related Transferees to vote, at all times during the term of this Agreement to provide that there will be not more than 7 directors of the Company and will vote for the election as directors of 6 persons (or such lesser number equivalent to the then current number of directors) designated by Garfinkle and Failing, in proportion to the respective holdings of shares of Garfinkle and his Related Transferees and Failing and his Related Transferees, and this division of directors will be maintained in the case of directors' vacancies, deaths, disabilities or other events. Either Garfinkle or Failing may designate himself as one of the directors.

2. Except as set forth or amended herein, the Stockholders' Agreement shall remain in full force and effect, without waiver of or abridgment of any rights of any party, and continue to bind the parties hereto.
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3.   This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.


     IN WITNESS WHEREOF, the parties have executed this Amendment
No. 2 as of the date first above written.

                                   GARFINKLE LIMITED PARTNERSHIP I

                                   By: G.F. Management Corp.


s/Norton Garfinkle                 By s/Norton Garfinkle
---------------------------          -----------------------------
Norton Garfinkle

THE G/N GARFINKLE TRUST            GARFINKLE LIMITED PARTNERSHIP II

                                   By: G.F. Management Corp.


By s/Norton Garfinkle              By s/Norton Garfinkle
  -------------------------          -----------------------------
  Norton Garfinkle, Trustee


s/Bruce F. Failing, Jr.
---------------------------
Bruce F. Failing, Jr.


THE FAILING TRUST


By s/Leigh Q. Failing
  -------------------------
  Leigh Q. Failing


By s/Elizabeth F. Failing
  -------------------------
  Elizabeth F. Failing


s/Elizabeth Z. Failing
---------------------------
Elizabeth Z. Failing